Related Party Transactions	12 Months Ended
Mar. 31, 2023
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 18: — RELATED PARTY TRANSACTIONS

In addition to Sun controlling 85.7% of the voting power in the Company as of March 31, 2023, the Company has substantial relationships with Sun. Certain Taro Board members are also members of various Sun entities board of directors, including Taro’s Chairman, Dilip Shanghvi who is also Managing Director of Sun Pharma’s board of directors. In addition, certain Taro officers and executives are also executives of Sun.

Arrangements with Sun

Since 2013, in the ordinary course of business, Taro has entered into various commercial transactions, including product distribution and logistics, manufacturing and service agreements, with Sun. The Company reviews each of these transactions and believes that the terms of these transactions are comparable to those offered by or that could be obtained from unrelated third parties. Pursuant to Israeli requirements, all material transactions were presented to the Audit Committee, which determined that each such transaction was not considered extraordinary, as defined in the Israeli Companies Law and therefore did not require shareholder approval. The Audit Committee further determined the approval requirements for the different types of transactions.

Sun and Taro renewed a services arrangement (the “Services Agreement”) effective April 1, 2022, that allows the companies to share the services of certain employees of the respective companies involved in certain North American management and operations functions in North America.

The companies are required to maintain records (the “Service Reports”) of the costs associated with the provision of the services under the Services Agreement, and allocate such costs between the companies, based upon approved allocation methodologies. The Services Agreement requires our Audit Committee to review the Service Reports on a semi-annual basis and, the Services Agreement, as a whole, on an annual basis to determine its efficacy and whether it is in the Company’s best interests.

Each of the employees providing services under the Services Agreement is required to sign a written acknowledgment of his/her receipt of, and agreement to be bound by (a) the confidentiality and non-disclosure agreement between Sun and Taro, and (b) guidelines for consideration in the performance of such services, including the identification of potential conflicts of interest.

In May 2018, Taro Canada signed an agreement with Sun’s affiliate, Ranbaxy Pharmaceuticals Canada Inc., which is now Sun Pharma Canada Inc., under which Taro Canada acts as the exclusive distributor for a portfolio of Sun and Ranbaxy, Inc. products in Canada. Under this agreement, Taro Canada purchases and controls inventory, and additionally, Sun and Ranbaxy Inc. pay Taro Canada a sales and distribution fee.

On May 26, 2023, the Board of Directors of the Company received from Sun a non-binding indication of interest to acquire all of the outstanding shares of the Company’s ordinary shares, other than any shares held by Sun or its affiliates, for a purchase price per share of $38 in cash (the “Proposal”). The Proposal indicated that the proposed purchase price per ordinary share represents a premium of 31.2% over the closing price of the ordinary shares on May 25, 2023, and a 41.5% premium over the average closing price of the ordinary shares over the 60 trading days preceding May 26, 2023. The Board of Directors of the Company has formed a special committee in order to be in a position to evaluate the Proposal. No assurance can be given that a definitive agreement with respect to the Proposal will be entered into, the terms or conditions of any such agreement, or whether the proposed transaction will eventually be consummated.